Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2017	2017	2017	2016	2016	2017	2016
ASSETS
Cash and due from banks	$99,803	$94,938	$93,844	$118,763	$86,497	5.1%	15.4%
Other interest-earning assets	645,796	392,842	350,387	291,252	428,966	64.4%	50.5%
Loans held for sale	23,049	62,354	24,783	28,697	27,836	(63.0)%	(17.2)%
Investment securities	2,561,516	2,488,699	2,506,017	2,559,227	2,508,068	2.9%	2.1%
Loans, net of unearned income	15,486,899	15,346,617	14,963,177	14,699,272	14,391,238	0.9%	7.6%
Allowance for loan losses	(172,245)	(172,342)	(170,076)	(168,679)	(162,526)	(0.1)%	6.0%
Net loans	15,314,654	15,174,275	14,793,101	14,530,593	14,228,712	0.9%	7.6%
Premises and equipment	221,551	217,558	216,171	217,806	228,009	1.8%	(2.8)%
Accrued interest receivable	50,082	47,603	46,355	46,294	43,600	5.2%	14.9%
Goodwill and intangible assets	531,556	531,556	531,556	531,556	531,556	—%	—%
Other assets	614,853	637,610	616,362	620,059	617,818	(3.6)%	(0.5)%
Total Assets	$20,062,860	$19,647,435	$19,178,576	$18,944,247	$18,701,062	2.1%	7.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$16,141,780	$15,357,361	$15,090,344	$15,012,864	$14,952,479	5.1%	8.0%
Short-term borrowings	298,751	694,859	453,317	541,317	264,042	(57.0)%	13.1%
Other liabilities	358,384	365,484	342,323	339,548	389,819	(1.9)%	(8.1)%
FHLB advances and long-term debt	1,038,159	1,037,961	1,137,909	929,403	965,286	—%	7.5%
Total Liabilities	17,837,074	17,455,665	17,023,893	16,823,132	16,571,626	2.2%	7.6%
Shareholders' equity	2,225,786	2,191,770	2,154,683	2,121,115	2,129,436	1.6%	4.5%
Total Liabilities and Shareholders' Equity	$20,062,860	$19,647,435	$19,178,576	$18,944,247	$18,701,062	2.1%	7.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,275,140	$6,262,008	$6,118,533	$6,018,582	$5,818,915	0.2%	7.8%
Commercial - industrial, financial and agricultural	4,223,075	4,245,849	4,167,809	4,087,486	4,024,119	(0.5)%	4.9%
Real estate - residential mortgage	1,887,907	1,784,712	1,665,142	1,601,994	1,542,696	5.8%	22.4%
Real estate - home equity	1,567,473	1,579,739	1,595,901	1,625,115	1,640,421	(0.8)%	(4.4)%
Real estate - construction	973,108	938,900	882,983	843,649	861,634	3.6%	12.9%
Consumer	302,448	283,156	288,826	291,470	283,673	6.8%	6.6%
Leasing and other	257,748	252,253	243,983	230,976	219,780	2.2%	17.3%
Total Loans, net of unearned income	$15,486,899	$15,346,617	$14,963,177	$14,699,272	$14,391,238	0.9%	7.6%
Deposits, by type:
Noninterest-bearing demand	$4,363,915	$4,574,619	$4,417,733	$4,376,137	$4,210,099	(4.6)%	3.7%
Interest-bearing demand	4,119,419	3,650,204	3,702,663	3,703,712	3,703,048	12.9%	11.2%
Savings and money market accounts	4,790,985	4,386,128	4,251,574	4,179,773	4,235,015	9.2%	13.1%
Total demand and savings	13,274,319	12,610,951	12,371,970	12,259,622	12,148,162	5.3%	9.3%
Brokered deposits	109,936	—	—	—	—	—%	—%
Time deposits	2,757,525	2,746,410	2,718,374	2,753,242	2,804,317	0.4%	(1.7)%
Total Deposits	$16,141,780	$15,357,361	$15,090,344	$15,012,864	$14,952,479	5.1%	8.0%
Short-term borrowings, by type:
Customer repurchase agreements	$185,945	$174,224	$181,170	$195,734	$189,727	6.7%	(2.0)%
Customer short-term promissory notes	106,994	74,366	87,726	67,013	65,871	43.9%	62.4%
Short-term FHLB advances	—	240,000	130,000	—	—	(100.0)%	—%
Federal funds purchased	5,812	206,269	54,421	278,570	8,444	(97.2)%	(31.2)%
Total Short-term Borrowings	$298,751	$694,859	$453,317	$541,317	$264,042	(57.0)%	13.1%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended					% Change from		Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30	Sep 30
	2017	2017	2017	2016	2016	2017	2016	2017	2016	% Change
Interest Income:
Interest income	$171,511	$163,881	$158,487	$153,012	$151,468	4.7%	13.2%	$493,879	$450,088	9.7%
Interest expense	24,702	22,318	20,908	20,775	20,903	10.7%	18.2%	67,928	61,553	10.4%
Net Interest Income	146,809	141,563	137,579	132,237	130,565	3.7%	12.4%	425,951	388,535	9.6%
Provision for credit losses	5,075	6,700	4,800	5,000	4,141	(24.3)%	22.6%	16,575	8,182	102.6%
Net Interest Income after Provision	141,734	134,863	132,779	127,237	126,424	5.1%	12.1%	409,376	380,353	7.6%
Non-Interest Income:
Service charges on deposit accounts	13,022	12,914	12,400	12,814	13,078	0.8%	(0.4)%	38,336	38,532	(0.5)%
Other service charges and fees	12,251	14,342	12,437	13,333	14,407	(14.6)%	(15.0)%	39,030	38,140	2.3%
Investment management and trust services	12,157	12,132	11,808	11,610	11,425	0.2%	6.4%	36,097	33,660	7.2%
Mortgage banking income	4,805	6,141	4,596	6,959	4,529	(21.8)%	6.1%	15,542	12,456	24.8%
Other	5,142	5,406	4,326	6,514	4,708	(4.9)%	9.2%	14,874	13,610	9.3%
Non-Interest Income before Investment Securities Gains	47,377	50,935	45,567	51,230	48,147	(7.0)%	(1.6)%	143,879	136,398	5.5%
Investment securities gains	4,597	1,436	1,106	1,525	2	N/M	N/M	7,139	1,025	N/M
Total Non-Interest Income	51,974	52,371	46,673	52,755	48,149	(0.8)%	7.9%	151,018	137,423	9.9%
Non-Interest Expense:
Salaries and employee benefits	72,894	74,496	69,236	73,256	70,696	(2.2)%	3.1%	216,626	210,097	3.1%
Net occupancy expense	12,180	12,316	12,663	11,798	11,782	(1.1)%	3.4%	37,159	35,813	3.8%
Data processing and software	10,301	9,054	8,979	9,442	8,727	13.8%	18.0%	28,334	27,477	3.1%
Other outside services	6,582	7,708	5,546	6,536	5,783	(14.6)%	13.8%	19,836	17,347	14.3%
Amortization of tax credit investments	3,503	3,151	998	—	—	11.2%	100.0%	7,652	—	100.0%
Professional fees	3,388	2,931	2,737	2,783	2,535	15.6%	33.6%	9,056	8,221	10.2%
Equipment expense	3,298	3,034	3,359	3,408	3,137	8.7%	5.1%	9,691	9,380	3.3%
FDIC insurance expense	3,007	2,366	2,058	2,067	1,791	27.1%	67.9%	7,431	7,700	(3.5)%
Marketing	2,089	2,234	1,986	1,730	1,774	(6.5)%	17.8%	6,309	5,314	18.7%
Other	14,915	15,405	14,713	16,601	13,623	(3.2)%	9.5%	45,033	40,549	11.1%
Total Non-Interest Expense	132,157	132,695	122,275	127,621	119,848	(0.4)%	10.3%	387,127	361,898	7.0%
Income Before Income Taxes	61,551	54,539	57,177	52,371	54,725	12.9%	12.5%	173,267	155,878	11.2%
Income tax expense	12,646	9,072	13,797	10,221	13,257	39.4%	(4.6)%	35,515	36,403	(2.4)%
Net Income	$48,905	$45,467	$43,380	$42,150	$41,468	7.6%	17.9%	$137,752	$119,475	15.3%
PER SHARE:
Net income:
Basic	$0.28	$0.26	$0.25	$0.24	$0.24	7.7%	16.7%	$0.79	$0.69	14.5%
Diluted	0.28	0.26	0.25	0.24	0.24	7.7%	16.7%	0.78	0.69	13.0%

Cash dividends	$0.11	$0.11	$0.11	$0.12	$0.10	—%	10.0%	$0.33	$0.29	13.8%
Shareholders' equity	12.71	12.54	12.36	12.19	12.30	1.4%	3.3%	12.71	12.30	3.3%
Shareholders' equity (tangible)	9.68	9.50	9.31	9.13	9.23	1.9%	4.9%	9.68	9.23	4.9%

Weighted average shares (basic)	174,991	174,597	174,150	173,554	173,020	0.2%	1.1%	174,582	173,248	0.8%
Weighted average shares (diluted)	176,216	175,532	175,577	174,874	174,064	0.4%	1.2%	175,776	174,265	0.9%
Shares outstanding, end of period	175,057	174,740	174,343	174,040	173,144	0.2%	1.1%	175,057	173,144	1.1%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.98%	0.94%	0.92%	0.89%	0.89%			0.95%	0.87%
Return on average shareholders' equity	8.76%	8.36%	8.22%	7.86%	7.78%			8.45%	7.64%
Return on average shareholders' equity (tangible)	11.52%	11.06%	10.93%	10.47%	10.38%			11.18%	10.24%
Net interest margin	3.27%	3.29%	3.26%	3.15%	3.14%			3.27%	3.19%
Efficiency ratio	64.30%	65.33%	64.23%	67.60%	65.16%			64.63%	67.01%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2017			June 30, 2017			September 30, 2016
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,392,067	$159,454	4.12%	$15,127,205	$152,649	4.05%	$14,212,250	$140,434	3.93%
Taxable investment securities	2,115,931	11,423	2.01%	2,090,120	11,473	2.12%	2,110,084	10,872	2.06%
Tax-exempt investment securities	408,594	4,492	4.40%	404,680	4,394	4.34%	344,231	3,923	4.56%
Equity securities	8,709	143	6.52%	10,759	148	5.52%	14,209	196	5.50%
Total Investment Securities	2,533,234	16,058	2.53%	2,505,559	16,015	2.56%	2,468,524	14,991	2.43%
Loans held for sale	22,456	243	4.33%	19,750	201	4.07%	22,593	210	3.72%
Other interest-earning assets	590,676	1,667	1.12%	324,719	802	0.99%	501,666	1,051	0.84%
Total Interest-earning Assets	18,538,433	177,422	3.80%	17,977,233	169,667	3.78%	17,205,033	156,686	3.63%
Noninterest-earning assets:
Cash and due from banks	101,643			103,078			101,927
Premises and equipment	220,129			218,075			227,906
Other assets	1,186,622			1,174,745			1,219,844
Less: allowance for loan losses	(174,101)			(172,156)			(163,074)
Total Assets	$19,872,726			$19,300,975			$18,591,636
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,943,118	$3,847	0.39%	$3,690,059	$2,780	0.30%	$3,602,448	$1,706	0.19%
Savings deposits	4,603,155	3,962	0.34%	4,315,495	2,710	0.25%	4,078,942	2,042	0.20%
Brokered deposits	89,767	277	1.23%	—	—	—%	—	—	—%
Time deposits	2,744,532	7,937	1.15%	2,696,033	7,394	1.10%	2,814,258	7,562	1.07%
Total Interest-bearing Deposits	11,380,572	16,023	0.56%	10,701,587	12,884	0.48%	10,495,648	11,310	0.43%
Short-term borrowings	402,341	578	0.57%	633,102	974	0.61%	426,369	254	0.23%
FHLB advances and long-term debt	1,038,062	8,100	3.11%	1,070,845	8,460	3.16%	965,228	9,338	3.86%
Total Interest-bearing Liabilities	12,820,975	24,701	0.77%	12,405,534	22,318	0.72%	11,887,245	20,902	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,494,897			4,387,517			4,227,639
Other	341,465			326,735			356,156
Total Liabilities	17,657,337			17,119,786			16,471,040
Shareholders' equity	2,215,389			2,181,189			2,120,596
Total Liabilities and Shareholders' Equity	$19,872,726			$19,300,975			$18,591,636
Net interest income/net interest margin (fully taxable equivalent)		152,721	3.27%		147,349	3.29%		135,784	3.14%
Tax equivalent adjustment		(5,912)			(5,786)			(5,219)
Net interest income		$146,809			$141,563			$130,565

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.57%, 0.53% and 0.52% for the three months ended September 30, 2017, June 30, 2017 and September 30, 2016, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2017	2017	2017	2016	2016	2017	2016
Loans, by type:
Real estate - commercial mortgage	$6,208,630	$6,163,844	$6,039,140	$5,828,313	$5,670,888	0.7%	9.5%
Commercial - industrial, financial and agricultural	4,257,075	4,221,025	4,205,070	4,081,498	4,066,275	0.9%	4.7%
Real estate - residential mortgage	1,841,559	1,707,929	1,637,669	1,572,895	1,503,209	7.8%	22.5%
Real estate - home equity	1,569,898	1,587,680	1,613,249	1,633,668	1,640,913	(1.1)%	(4.3)%
Real estate - construction	943,029	897,321	840,968	845,528	837,920	5.1%	12.5%
Consumer	318,546	300,966	284,352	289,864	281,517	5.8%	13.2%
Leasing and other	253,330	248,440	237,114	224,050	211,528	2.0%	19.8%
Total Loans, net of unearned income	$15,392,067	$15,127,205	$14,857,562	$14,475,816	$14,212,250	1.8%	8.3%
Deposits, by type:
Noninterest-bearing demand	$4,494,897	$4,387,517	$4,301,727	$4,331,894	$4,227,639	2.4%	6.3%
Interest-bearing demand	3,943,118	3,690,059	3,650,931	3,714,391	3,602,448	6.9%	9.5%
Savings and money market accounts	4,603,155	4,315,495	4,194,216	4,216,090	4,078,942	6.7%	12.9%
Total demand and savings	13,041,170	12,393,071	12,146,874	12,262,375	11,909,029	5.2%	9.5%
Brokered deposits	89,767	—	—	—	—	—%	—%
Time deposits	2,744,532	2,696,033	2,739,453	2,777,203	2,814,258	1.8%	(2.5)%
Total Deposits	$15,875,469	$15,089,104	$14,886,327	$15,039,578	$14,723,287	5.2%	7.8%
Short-term borrowings, by type:
Customer repurchase agreements	$176,415	$199,657	$199,403	$200,126	$187,587	(11.6)%	(6.0)%
Customer short-term promissory notes	80,147	77,554	79,985	67,355	70,072	3.3%	14.4%
Federal funds purchased	90,453	242,375	308,220	40,613	148,546	(62.7)%	(39.1)%
Short-term FHLB advances and other borrowings	55,326	113,516	124,889	—	20,163	(51.3)%	N/M
Total Short-term Borrowings	$402,341	$633,102	$712,497	$308,094	$426,368	(36.4)%	(5.6)%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2017			2016
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$15,127,569	$458,753	4.05%	$14,011,301	$416,646	3.97%
Taxable investment securities	2,117,127	34,811	2.11%	2,139,378	34,034	2.12%
Tax-exempt investment securities	405,728	13,268	4.36%	306,298	10,631	4.63%
Equity securities	10,391	467	6.01%	14,272	599	5.60%
Total Investment Securities	2,533,246	48,546	2.56%	2,459,948	45,264	2.45%
Loans held for sale	19,378	631	4.34%	18,114	529	3.90%
Other interest-earning assets	410,250	3,311	1.08%	406,163	2,813	0.92%
Total Interest-earning Assets	18,090,443	511,241	3.78%	16,895,526	465,252	3.68%
Noninterest-earning assets:
Cash and due from banks	107,029			100,417
Premises and equipment	218,700			227,237
Other assets	1,170,466			1,182,260
Less: allowance for loan losses	(172,145)			(164,999)
Total Assets	$19,414,493			$18,240,441
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,762,439	8,865	0.32%	$3,498,659	4,727	0.18%
Savings deposits	4,372,453	8,883	0.27%	4,000,871	5,732	0.19%
Brokered deposits	30,251	277	1.23%	—	—	—%
Time deposits	2,726,693	22,684	1.11%	2,842,011	22,465	1.06%
Total Interest-bearing Deposits	10,891,836	40,709	0.50%	10,341,541	32,924	0.43%

Short-term borrowings	581,511	2,407	0.55%	425,151	739	0.23%
FHLB advances and long-term debt	1,033,159	24,812	3.21%	962,997	27,889	3.86%
Total Interest-bearing Liabilities	12,506,506	67,928	0.73%	11,729,689	61,552	0.70%
Noninterest-bearing liabilities:
Demand deposits	4,395,421			4,091,555
Other	333,250			329,315
Total Liabilities	17,235,177			16,150,559
Shareholders' equity	2,179,316			2,089,882
Total Liabilities and Shareholders' Equity	$19,414,493			$18,240,441
Net interest income/net interest margin (fully taxable equivalent)		443,313	3.27%		403,700	3.19%
Tax equivalent adjustment		(17,362)			(15,165)
Net interest income		$425,951			$388,535
(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
Note: The weighted average interest rate on total average interest-bearing liabilities and average non-interest bearing demand deposits (“cost of funds”) was 0.54% and 0.52% for the nine months ended September 30, 2017 and 2016, respectively.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Nine Months Ended
	September 30
	2017	2016	% Change
Loans, by type:
Real estate - commercial mortgage	$6,137,824	$5,572,356	10.1%
Commercial - industrial, financial and agricultural	4,227,918	4,080,638	3.6%
Real estate - residential mortgage	1,729,799	1,428,430	21.1%
Real estate - home equity	1,590,117	1,656,969	(4.0)%
Real estate - construction	894,146	817,014	9.4%
Consumer	301,414	272,402	10.7%
Leasing and other	246,351	183,492	34.3%
Total Loans, net of unearned income	$15,127,569	$14,011,301	8.0%
Deposits, by type:
Noninterest-bearing demand	$4,395,421	$4,091,555	7.4%
Interest-bearing demand	3,762,439	3,498,659	7.5%
Savings and money market accounts	4,372,453	4,000,871	9.3%
Total demand and savings	12,530,313	11,591,085	8.1%
Brokered deposits	30,251	—	—%
Time deposits	2,726,693	2,842,011	(4.1)%
Total Deposits	$15,287,257	$14,433,096	5.9%
Short-term borrowings, by type:
Customer repurchase agreements	$192,015	$179,892	6.7%
Customer short-term promissory notes	78,955	73,859	6.9%
Federal funds purchased	212,885	156,812	35.8%
Short-term FHLB advances and other borrowings	97,656	14,588	N/M
Total Short-term Borrowings	$581,511	$425,151	36.8%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2017	2017	2017	2016	2016	2017	2016
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$174,998	$172,647	$171,325	$165,169	$165,108	$171,325	$171,412
Loans charged off:
Commercial - industrial, financial and agricultural	(2,714)	(5,353)	(5,527)	(1,319)	(3,144)	(13,594)	(13,957)
Consumer and home equity	(920)	(1,022)	(1,554)	(2,156)	(1,394)	(3,496)	(5,556)
Real estate - construction	(2,744)	(774)	(247)	—	(150)	(3,765)	(1,218)
Real estate - commercial mortgage	(483)	(242)	(1,224)	(174)	(1,350)	(1,949)	(3,406)
Real estate - residential mortgage	(195)	(124)	(216)	(116)	(802)	(535)	(2,210)
Leasing and other	(739)	(1,200)	(639)	(589)	(832)	(2,578)	(3,226)
Total loans charged off	(7,795)	(8,715)	(9,407)	(4,354)	(7,672)	(25,917)	(29,573)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	665	1,974	4,191	2,192	1,539	6,830	6,789
Consumer and home equity	445	685	373	580	463	1,503	1,886
Real estate - construction	629	373	548	1,080	898	1,550	2,844
Real estate - commercial mortgage	106	934	450	885	296	1,490	2,488
Real estate - residential mortgage	219	151	230	288	228	600	784
Leasing and other	407	249	137	485	168	793	357
Recoveries of loans previously charged off	2,471	4,366	5,929	5,510	3,592	12,766	15,148
Net loans recovered (charged off)	(5,324)	(4,349)	(3,478)	1,156	(4,080)	(13,151)	(14,425)
Provision for credit losses	5,075	6,700	4,800	5,000	4,141	16,575	8,182
Balance at end of period	$174,749	$174,998	$172,647	$171,325	$165,169	$174,749	$165,169
Net charge-offs (recoveries) to average loans (annualized)	0.14%	0.11%	0.09%	(0.03)%	0.11%	0.12%	0.14%
NON-PERFORMING ASSETS:
Non-accrual loans	$123,345	$122,600	$117,264	$120,133	$124,017
Loans 90 days past due and accruing	13,124	13,143	14,268	11,505	14,095
Total non-performing loans	136,469	135,743	131,532	131,638	138,112
Other real estate owned	10,542	11,432	11,906	12,815	11,981
Total non-performing assets	$147,011	$147,175	$143,438	$144,453	$150,093
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$54,209	$51,320	$43,826	$43,460	$47,330
Real estate - commercial mortgage	34,650	32,576	36,713	39,319	39,631
Real estate - residential mortgage	21,643	21,846	23,597	23,655	23,451
Real estate - construction	13,415	16,564	13,550	9,842	11,223
Consumer and home equity	12,472	13,156	13,408	15,045	16,426
Leasing	80	281	438	317	51
Total non-performing loans	$136,469	$135,743	$131,532	$131,638	$138,112

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$26,193	$26,368	$27,033	$27,617	$26,854
Real-estate - commercial mortgage	14,439	13,772	15,237	15,957	16,085
Consumer and home equity	14,822	12,064	9,638	8,633	7,707
Commercial - industrial, financial and agricultural	7,512	8,086	7,441	6,627	7,488
Real estate - construction	169	1,475	273	726	843
Total accruing TDRs	$63,135	$61,765	$59,622	$59,560	$58,977
Non-accrual TDRs (1)	28,742	29,373	27,220	27,850	27,904
Total TDRs	$91,877	$91,138	$86,842	$87,410	$86,881
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:	Total Delinquency %
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2017	2017	2017	2016	2016

Real estate - commercial mortgage	0.75%	0.66%	0.78%	0.78%	0.87%
Commercial - industrial, financial and agricultural	1.54%	1.43%	1.25%	1.31%	1.48%
Real estate - construction	1.50%	1.82%	1.99%	1.29%	1.61%
Real estate - residential mortgage	2.25%	2.08%	2.44%	2.74%	2.67%
Consumer, home equity, leasing and other	1.38%	1.34%	1.22%	1.45%	1.53%
Total	1.28%	1.20%	1.23%	1.27%	1.38%

ASSET QUALITY RATIOS:
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	2017	2017	2017	2016	2016
Non-accrual loans to total loans	0.80%	0.80%	0.78%	0.82%	0.86%
Non-performing loans to total loans	0.88%	0.88%	0.88%	0.90%	0.96%
Non-performing assets to total loans and OREO	0.95%	0.96%	0.96%	0.98%	1.04%
Non-performing assets to total assets	0.73%	0.75%	0.75%	0.76%	0.80%
Allowance for credit losses to loans outstanding	1.13%	1.14%	1.15%	1.17%	1.15%
Allowance for credit losses to non-performing loans	128.05%	128.92%	131.26%	130.15%	119.59%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	7.87%	8.02%	7.99%	8.20%	8.51%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Nine Months Ended
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Sep 30	Sep 30
	2017	2017	2017	2016	2016	2017	2016
Shareholders' equity (tangible), per share
Shareholders' equity	$2,225,786	$2,191,770	$2,154,683	$2,121,115	$2,129,436
Less: Goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$1,694,230	$1,660,214	$1,623,127	$1,589,559	$1,597,880

Shares outstanding, end of period (denominator)	175,057	174,740	174,343	174,040	173,144

Shareholders' equity (tangible), per share	$9.68	$9.50	$9.31	$9.13	$9.23

Return on average shareholders' equity (tangible)
Net income - Numerator	$48,905	$45,467	$43,380	$42,150	$41,468	$137,752	$119,475

Average shareholders' equity	$2,215,389	$2,181,189	$2,140,547	$2,132,655	$2,120,596	$2,179,316	$2,089,882
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$1,683,833	$1,649,633	$1,608,991	$1,601,099	$1,589,040	$1,647,760	$1,558,326

Return on average shareholders' equity (tangible), annualized	11.52%	11.06%	10.93%	10.47%	10.38%	11.18%	10.24%

Efficiency ratio
Non-interest expense	$132,157	$132,695	$122,275	$127,621	$119,848	$387,127	$361,898
Less: Amortization on tax credit investments (1)	(3,503)	(3,151)	(998)	—	—	(7,652)	—
Non-interest expense - Numerator	$128,654	$129,544	$121,277	$127,621	$119,848	$379,475	$361,898

Net interest income (fully taxable equivalent)	$152,721	$147,349	$143,243	$137,571	$135,784	$443,313	$403,700
Plus: Total Non-interest income	51,974	52,371	46,673	52,755	48,149	151,018	137,423
Less: Investment securities gains	(4,597)	(1,436)	(1,106)	(1,525)	(2)	(7,139)	(1,025)
Denominator	$200,098	$198,284	$188,810	$188,801	$183,931	$587,192	$540,098

Efficiency ratio	64.30%	65.33%	64.23%	67.60%	65.16%	64.63%	67.01%

Non-performing assets to tangible shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$147,011	$147,175	$143,438	$144,453	$150,093

Tangible shareholders' equity	$1,694,230	$1,660,214	1,623,127	1,589,559	$1,597,880
Plus: Allowance for credit losses	174,749	174,998	172,647	171,325	165,169
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,868,979	$1,835,212	$1,795,774	$1,760,884	$1,763,049

Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.87%	8.02%	7.99%	8.20%	8.51%

Pre-provision net revenue
Net interest income	$146,809	$141,563	$137,579	$132,237	$130,565	$425,951	$388,535
Non-interest income	51,974	52,371	46,673	52,755	48,149	151,018	137,423
Less: Investment securities gains	(4,597)	(1,436)	(1,106)	(1,525)	(2)	(7,139)	(1,025)
Total revenue	$194,186	$192,498	$183,146	$183,467	$178,712	$569,830	$524,933

Non-interest expense	$132,157	$132,695	$122,275	$127,621	$119,848	$387,127	$361,898
Less: Amortization on tax credit investments (1)	(3,503)	(3,151)	(998)	—	—	(7,652)	—
Total non-interest expense	$128,654	$129,544	$121,277	$127,621	$119,848	$379,475	$361,898

Pre-provision net revenue	$65,532	$62,954	$61,869	$55,846	$58,864	$190,355	$163,035

(1) Amortization expense for tax credit investments that are considered to be affordable housing projects under applicable accounting guidance is included in income taxes. Amortization expense for other tax credit investments that are not considered to be affordable housing projects is included in non-interest expense. If amortization expense for all tax credit investments were recorded in income taxes, the effective tax rate for the quarter ended September 30, 2017 would have been 26.2% vs 20.5%.